UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report: August 4, 2004             Commission File No. 0-15886
(Date of Earliest Event Reported: August 4, 2004)


                           THE NAVIGATORS GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                                  13-3138397
 (State or other jurisdiction          (I.R.S. Employer Identification No.)
of incorporation or organization)

                                 One Penn Plaza
                            New York, New York 10119
                                 (212) 244-2333
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

ITEM 9.   REGULATION FD DISCLOSURE
ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition." This information, including the Exhibit attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On August 4, 2004, The Navigators Group, Inc. issued a press release announcing its earnings for the second quarter of 2004. This press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE NAVIGATORS GROUP, INC.
                                       (Registrant)


                                       /s/ Bradley D. Wiley
                                       --------------------------------
                                       Name: Bradley D. Wiley
                                       Title: Senior Vice President,
                                       Financial Compliance Officer and
                                       Secretary




Date: August 4, 2004

                                INDEX TO EXHIBITS

Number   Description
------   -----------
 99.1    Press Release dated August 4, 2004.